UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 14, 2016
_________________________________________________________________
First Citizens BancShares, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16715	56-1528994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Six Forks Road; Raleigh, North Carolina	27609
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (919) 716-7000

________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On June 20, 2016, Registrant issued a press release announcing that First-Citizens Bank & Trust Company ("FCB"), a wholly-owned subsidiary of the Registrant, had entered into an agreement on June 14, 2016 with the Federal Deposit Insurance Corporation (the "FDIC") to terminate five of FCB's nine loss share agreements with the FDIC. These loss share agreements were entered into between 2009 and 2011 in conjunction with FCB's acquisition of assets and assumption of liabilities of Temecula Valley Bank (2009), Sun American Bank (2010) and Colorado Capital Bank (2011), and First Citizens Bank and Trust Company, Inc.'s (of Columbia, S.C.) acquisition of Williamsburg Financial National Bank (2010) and Atlantic Bank & Trust (2011), in each case through an FDIC-assisted transaction. FCB assumed the agreements pertaining to the latter two acquisitions in connection with its merger with First Citizens Bank and Trust Company, Inc. on January 1, 2015. Under the terms of the termination agreement, FCB made a net payment of $20.1 million to the FDIC as consideration for early termination of the loss share agreement. A copy of the press release is filed herewith as Exhibit 99.1.

Disclosures About Forward Looking Statements
The discussions included in this Report and its exhibit contain forward looking statements within the meaning of the Private Securities Litigation Act of 1995, including Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. For the purposes of these discussions, any statements that are not statements of historical fact may be deemed to be forward looking statements. Such statements are often characterized by the use of qualifying words such as "may," "will," "should," "could," "would," "potential," "expects," "intends," "anticipates," "believes," "estimates," "plans," "projects," or other statements concerning opinions or judgments of the Registrant and its management about future events. The accuracy of such forward looking statements could be affected by such factors as, including but not limited to, the financial success or changing conditions or strategies of the Registrant's customers or vendors, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel or general economic conditions.  In particular, statements in this Report regarding the estimated after-tax benefits of the reported transaction are forward-looking statements which are subject to numerous assumptions, risks and uncertainties, including the amount of recoveries payable to the FDIC on the remaining loss share agreements with clawback provisions, which may change over time and cause actual results to differ materially from those suggested by the forward-looking statements.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits. The following exhibit accompanies this report.

Exhibit No.	Description

99.1	Copy of press release dated June 20, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Citizens BancShares, Inc.
(Registrant)

Date:	June 20, 2016	By: /s/ Craig L. Nix
Craig L. Nix
Chief Financial Officer